UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 02, 2024

Genesco Inc.

(Exact name of Registrant as Specified in Its Charter)

Tennessee	1-3083	62-0211340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 Marriott Drive
Nashville, Tennessee		37214
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 615 367-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	GCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2024, the board of directors (the “Board”) of Genesco Inc. (the “Company”), upon recommendation of the compensation committee of the Board, adopted the Genesco Inc. Executive Severance Plan (the “Executive Severance Plan”). The Executive Severance Plan provides certain severance payments and benefits to certain key management employees of the Company, including certain of the Company’s named executive officers, whose employment is terminated (i) by the Company for any reason other than for Cause (as defined in the Executive Severance Plan), death or disability, or in connection with certain sale transactions whereby the participant is offered a Suitable Position (as defined in the Executive Severance Plan), or (ii) by the participant for Good Reason (as defined in the Executive Severance Plan) (each such termination, a “Covered Termination”).

Upon a participant’s Covered Termination, such participant would be eligible to receive monthly cash severance payments in an aggregate amount equal to (i) twelve (12) months of such participant’s base salary or, in the case of a participant who is the chief executive officer of the Company, twenty-four (24) months of such participant’s base salary and (ii) twelve (12) months of COBRA Premiums (as defined in the Executive Severance Plan) or, in the case of a participant who is the chief executive officer of the Company, twenty-four (24) months of COBRA Premiums.

The foregoing severance payments and benefits are subject to the terms and conditions of the Executive Severance Plan, including execution and non-revocation of a general release of claims in favor of the Company and compliance with certain restrictive covenants related to non-disclosure, non-solicitation and non-disparagement.

The foregoing description of the Executive Severance Plan does not purport to be complete and is qualified in its entirety by reference to the Executive Severance Plan, which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No. Description

10.1 Genesco Inc. Executive Severance Plan

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genesco Inc.

Date:	May 3, 2024	By:	/s/ Scott E. Becker
Scott E. Becker Senior Vice President, General Counsel and Corporate Secretary